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                                                      GARDNER, CARTON & DOUGLAS

                                                      ONE FIRST NATIONAL PLAZA

                                                       CHICAGO, ILLINOIS 60603

LAURENCE A. CARTON            JOHN E. REINERT                                         OF COUNSEL           MICHAEL E. BARRY
GORDON H. SMITH               JOHN T. CUSACK               (312) 726-2452             JAMES H. DOUGLAS  ** MICHAEL E.BLOUNT
LLOYD W. BOWERS               L. EDWARD BRYANT, JR.                                   MORRISON WAUD        PETER D. CLARKE
ROBERT A. GARDNER, JR.        PAUL H. DYKSTRA               CABLE-GARCAR              JAMES A. VELDE       DAN G. CURTIS
PETER H. MERLIN               DEWEY B. CRAWFORD                                                            QUIN R. FRAZER
JAMES J. McCLURE, JR.         GEORGE M. COVINGTON           TELEX 25-3628                                  MARK E. FURLANE
JOHN J. CLERKIN               ROBERT J. WILCZEK                                       COUNSEL              LAWRENCE G. GALLAGHER
THOMAS ARTHUR                 THOMAS CAMPBELL                                         BRUCE L. CARSON      STEPHEN M. GATLIN
WILLIAM L. MORRISON           WILLIAM E. DEITRICK         WASHINGTON OFFICE         * KATHRYN B. McGRATH * G. CHRISTOPHER GRINER
JOHN K. NOTZ, JR.             RICHARD L. MENSON                                                            LISA M. HARMS
GORDON LANG, JR.              GORDON B. NASH, JR.       1875 EYE STREET, N.W.                              DAVID F. HEROY
JOE A. SUTHERLAND             M.J. BURKE HARRIS                                                            EDWARD B. HIRSHFELD
DALE PARK, JR.                GEOFFREY B. SHIELDS      WASHINGTON, D.C. 20006                            * PAUL KORMAN
JOHN F. BEGGAN                CHARLES R. MANZONI, JR.                                                      MICHAEL J. KOENIGSKNECHT
JOHN T. COBURN                WILLIAM H. ROACH, JR.       (202) 833-5710                                   THOMAS E. LANCTOT
GEORGE C. McKANN              DAVID L. HANSON                                                              EARL L. METHENY
                                                                                                           JAMES D. PARSONS
PARTNERS - WASHINGTON, D.C.                                                                                GLENN W. REED
                                                                                                           ARTHUR J. SIMON
* MARTIN R. HOFFMANN          ELLIOT M. SCHNITZER                                                          EDWARD SPACAPAN, JR.
  W. F. GRIENENBERGER       * JAN BENES VLCEK                                                              PRISCILLA A. WALTER
                                                                                                           S. MARK WERNER
                                                                                                           DONNA S. WETZLER
 * ADMITTED IN DISTRICT OF COLUMBIA ONLY                                                                   DAVID L. WOLFE
** ADMITTED IN TEXAS ONLY                                                                                  DOUGLAS R. WRIGHT

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                                 June ____, 1981

Securities and Exchange Commission
500 North Capitol Street
Washington, D.C. 20545

     Re:  Lincoln National Growth Fund, Inc.,
          Form N-1 Election to Register Indefinite
          Number of Shares pursuant to Rule 24f-2
          under the Investment Company Act of 1940
          ----------------------------------------

Gentlemen:

     As counsel for the Lincoln National Growth Fund, Inc., a Maryland corporation (the "Fund") , we have examined the proceedings taken and being taken for the election by the Fund on Form N-1 to register an indefinite number of shares of its Common Stock, $.0l par value, pursuant to Rule 24f-2 of the Investment Company Act of 1940.

     We have examined all instruments, documents, and records which, in our opinion, were necessary of examination for the purpose of rendering this opinion. Based upon such examination, we are of the opinion that the above-described shares of Common Stock will be, if and when issued by the Fund in the manner and upon the terms set forth in said Form N-1, validly authorized and issued, fully paid and non-assessable.

     We hereby consent to the filing of this opinion as an exhibit to Form N-1 and to the use of our name wherever it appears in Form N-1, including the Prospectus constituting a part thereof, as originally filed or as subsequently amended.

                                Very truly yours,